UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2021

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
(408) 503-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 27, 2021, with respect to the previously disclosed putative derivative lawsuit filed in the U.S. District Court for the Northern District of California (the “Court”), captioned Stein v. Liang, et al., Case No. 3:21-cv-03357-KAW (the “Stein Derivative Action”), the Court ordered that notice of voluntary dismissal of the Stein Derivative Action be provided to Super Micro Computer, Inc.’s (the “Company”) stockholders before the Stein Derivative Action could be dismissed. If no stockholder seeks to intervene in the Stein Derivative Action, the voluntary dismissal will be approved and the Stein Derivative Action will be dismissed with prejudice as to plaintiff Shiva Stein only. Dismissal would be without prejudice to the rights of the Company’s other stockholders, including the plaintiff in the pending action in the Superior Court of California in and for the County of Santa Clara, captioned Barry v. Liang, et al., Case No. 20CV372190 (Santa Clara County Superior Court).

On December 21, 2021, the Company published on its website a notice to all current stockholders related to their right to intervene in the Stein Derivative Action. The notice can be found at https://ir.supermicro.com/ir-overview/default.aspx, and a copy is attached hereby as Exhibit 99.1 and is incorporated herein by reference. The Company’s press release announcing the notice is included in Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Notice to all current stockholders of Super Micro Computer, Inc. related to the Stein Derivative Action
99.2	Press Release dated December 21, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: December 21, 2021	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board